UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2019

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2019, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of Apollo Endosurgery, Inc. (the “Company”), the Board (i) approved, at its discretion under the Company's 2018 performance bonus plan, a cash bonus payment for fiscal year 2018 to certain of the Company's officers and employees, including each of our named executive officers (as set forth in our proxy statement for our Annual Meeting of Stockholders held on May 23, 2018), based on its assessment of the Company's corporate performance, and (ii) the Company's 2019 performance bonus plan (the “2019 Bonus Plan”) for its named executive officers and certain other eligible employees. The 2019 Bonus Plan allows eligible employees to earn a proportion of their target bonus based on the Company's achievement of corporate performance goals and the remainder of their target bonus based on their individual performance assessment, except for our Chief Executive Officer Todd Newton, whose performance bonus will be based solely on the achievement of corporate goals. The corporate performance goals consist of revenue, gross margin and operating expense targets, and the individual performance goals consist of specific objectives and goals tailored to each plan participant. The Board may change the corporate performance goals, or use its judgment when evaluating the Company's results against these goals, and may elect to increase or decrease the amounts payable under the 2019 Bonus Plan at its sole discretion. The following table sets forth the bonuses for 2018 and base salary and target bonuses for 2019 for each of the Company's named executive officers and its chief financial officer.

Name and Principal Position	2018 Bonus	Total 2019 Target Performance Bonus as a Percentage of Base Salary	2019 Base Salary
Todd Newton	$123,600	60%	$424,360
Chief Executive Officer
Stefanie Cavanaugh	$50,406	35%	$296,677
Chief Financial Officer
Christopher J. Gostout, M.D.	$33,990	30%	$233,398
Chief Medical Officer
Bret Schwartzhoff	$25,375	40%	$298,700
Vice President, North America Sales and Global Marketing

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2019 Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	March 5, 2019
		By:	/s/ Todd Newton
		Name:	Todd Newton
		Title:	Chief Executive Officer